Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Axion International Holdings Inc (the “Company”) on Form 10-KSB for the fiscal year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                                                   /s/Michael Johnson
                                                                                  Michael Johnson
                           Chief Financial Officer
January 13, 2009